Exhibit 10.4

Execution Version

AMENDMENT No. 3, dated as of September 14, 2020 (this “Amendment”), to the Asset-Based Revolving Credit Agreement, dated as of December 13, 2017 (as amended by Amendment No. 1, dated as of January 7, 2019, as further amended by Amendment No. 2, dated as of May 15, 2020 and as further amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), among SCA ACQUISITION, LLC, a Delaware limited liability company (“Holdings”), SUN COUNTRY, INC. (f/k/a MN Airlines, LLC), a Minnesota corporation (d/b/a Sun Country Airlines) (the “Borrower”), the Lenders from time to time party thereto and BARCLAYS BANK PLC, as Administrative Agent and Collateral Agent (in such capacities and together with its successors and assigns, the “Administrative Agent”). Capitalized terms used but not defined herein have the meaning provided in the Credit Agreement as amended hereby (the “Amended Credit Agreement”).

WHEREAS, pursuant to Section 9.08(b) of the Credit Agreement, Holdings (prior to a Qualified IPO), the Borrower, the Administrative Agent and the Required Lenders may agree to amend the Loan Documents as set forth herein; and

WHEREAS, the parties hereto desire to amend the Loan Documents on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments. As of the Amendment No. 3 Effective Date (as defined below), the Credit Agreement shall be amended as follows:

(a) The Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

(b) Schedule A hereto is hereby added as a Schedule thereto.

Section 2. Representations and Warranties. Each Loan Party represents and warrants to the Lenders as of the Amendment No. 3 Effective Date that:

(a) (i) Such Loan Party (A) is a limited liability company or corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (B) has the power and authority to execute and deliver this Amendment and to perform its obligations under this Amendment and the Amended Credit Agreement, (ii) the execution and delivery of this Amendment and the performance of this Amendment and the Amended Credit Agreement has been duly authorized by all required limited liability company or corporate action and (iii) this Amendment has been duly executed and delivered by such Loan Party and this Amendment and the Amended Credit Agreement constitute the legal, valid and

1

binding obligations of such Loan Party enforceable in accordance with their terms, subject to (x) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (y) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (z) implied covenants of good faith and fair dealing.

(b) None of the execution or delivery of this Amendment or the performance by such Loan Party of this Amendment and the Amended Credit Agreement or the compliance with the terms and provisions hereof and thereof will violate (i) any provision of law, statute, rule or regulation applicable to such person, (ii) the certificate or articles of organization, incorporation or formation or other constitutive documents (including any bylaws or limited liability company or operating agreements) of such person, (iii) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (iv) any agreement or other instrument to which such person is a party or by which any of them or any of their property is or may be bound, where any such violation, in each case, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c) No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required for the execution or delivery of this Amendment or for the performance of this Amendment and the Amended Credit Agreement, except for (i) such as have been made or obtained and are in full force and effect or (ii) such actions, consents and approvals the failure of which to be obtained or made would not reasonably be expected to have a Material Adverse Effect.

(d) Immediately before and immediately after giving effect to this Amendment, the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or in all respects to the extent already qualified by or subject to a “material adverse effect,” “material adverse change” or similar term or qualification) on and as of the Amendment No. 3 Effective Date, with the same effect as though made on and as of such date; provided that to the extent such representations and warranties expressly relate to an earlier date, such representations and warranties are true and correct in all material respects (or in all respects to the extent already qualified by or subject to a “material adverse effect,” “material adverse change” or similar term or qualification) as of such earlier date.

(e) Immediately before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the “Amendment No. 3 Effective Date”) when, and only when, each of the following conditions have been satisfied (or waived by the Administrative Agent and each Lender party hereto):

(a) The Administrative Agent shall have received from (i) the Required Lenders, (ii) Holdings and (iii) the Borrower a duly executed counterpart of this Amendment signed on behalf of such party (which may include facsimile or other electronic transmission of a signed signature page of this Amendment).

(b) The representations and warranties of each Loan Party set forth in Section 2 shall be true and correct in all material respects (or in all respects to the extent already qualified by or subject to a “material adverse effect,” “material adverse change” or similar term or qualification) on and as of the Amendment No. 3 Effective Date, with the same effect as though made on and as of such date; provided that to the extent such representations and warranties expressly relate to an earlier date, such representations and warranties shall be true and correct in all material respects (or in all respects to the extent already qualified by or subject to a “material adverse effect,” “material adverse change” or similar term or qualification) as of such earlier date.

(c) The Borrower shall have paid (i) all fees payable to any Lender, the Administrative Agent or any of their respective affiliates as agreed between such Lender or the Administrative Agent and the Borrower and (ii) all reasonable fees, expenses and disbursements of Cahill Gordon & Reindel LLP, as counsel for the Administrative Agent, incurred in connection with the preparation, negotiation and execution of this Amendment, in the case of clause (ii), to the extent invoiced at least three (3) Business Days prior to the date hereof.

(d) The CARES Act Loan Agreement shall have been executed by the Borrower, and the Administrative Agent shall have received a copy of the same.

Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. Counterparts may be in the form of docusign or any other electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Section 5. Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE AMENDED CREDIT AGREEMENT (OTHER THAN AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

Section 6. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7. Effect of Amendment. This Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Each of the Loan Parties confirms and agrees that the Liens granted pursuant to the Security Documents to which it is a party shall continue without any diminution thereof and shall remain in full force and effect on and after the date hereof. Without limiting the foregoing, by signing this Amendment, each Loan Party hereby confirms that (i) the obligations of the Loan Parties under the Credit Agreement and each other Loan Document, as specifically amended hereby (x) are entitled to the benefits of the guarantees and the security interests set forth or created in the Security Documents and the other Loan Documents and (y) constitute Obligations and (ii) notwithstanding the effectiveness of the terms hereof, the Security Documents and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Each Loan Party ratifies and confirms its prior grant and the validity of all Liens granted, conveyed, or assigned to the Administrative Agent by such Person pursuant to each Loan Document to which it is a party and after giving effect to this Amendment and except as specifically set forth in the Amended Credit Agreement, all such Liens (x) remain in full force and effect, (y) other than with respect to the Permitted CARES Act Collateral constituting Excluded Property, are not released or reduced, and (z) continue to secure full payment and performance of the Obligations. This Amendment shall not constitute a novation of the Credit Agreement or any of the Loan Documents. The Loan Parties are hereby authorized to enter into the CARES Act License Agreement. For the avoidance of doubt, on and after the Amendment No. 3 Effective Date, this Amendment shall for all purposes constitute a Loan Document.

[Signatures begin on the following page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SCA ACQUISITION, LLC

By:	/s/ Jude I. Bricker
Name: Jude I. Bricker
Title: Chief Executive Officer

SUN COUNTRY, INC.

By:	/s/ Jude I. Bricker
Name: Jude I. Bricker
Title: Chief Executive Officer

[Sun Country – Amendment No. 3]

BARCLAYS BANK PLC, as Administrative Agent and as a Lender

By:	/s/ Joseph Jordan
Name: Joseph Jordan
Title: Managing Director

[Sun Country – Amendment No. 3]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Jack Kuhns
Name: Jack Kuhns
Title: Vice President

[Sun Country – Amendment No. 3]

Exhibit A

Amendments to Credit Agreement

[see attached]

Exhibit A - 1

Schedule A

Loyalty Program Agreements

i.

Amended and Restated Co-Brand Marketing Agreement, dated as of October 17, 2018, between First National Bank of Omaha and MN Airlines, LLC d/b/a Sun Country Airlines, as amended by (x) Amendment No. 1 to Amended and Restated Co-Brand Marketing Agreement, dated as of November 1, 2018, between First National Bank of Omaha and MN Airlines, LLC d/b/a Sun Country Airlines and (y) Amendment No. 1 to Amended and Restated C0-Brand Marketing Agreement, dated as of March 25, 2019, between First National Bank of Omaha and MN Airlines, LLC d/b/a Sun Country Airlines.

ii.

Visa U.S.A. Inc., Co-Brand Merchant Agreement between Visa U.S.A. Inc. and MN Airlines, LLC d/b/a Sun Country Airlines dated August 21, 2013, as amended by First Amendment to Visa U.S.A. Inc. Co-Brand Merchant Agreement between Visa U.S.A. Inc. and MN Airlines, LLC d/b/a Sun Country Airlines effective April 1, 2019.